                                                                    EXHIBIT 99.1

                          DIRECTORS OF THE REGISTRANT

          The following are the directors and, except for Mr. Foster, the nominees for election as directors at the 1997 Annual Meeting of Offshore Logistics, Inc. (the "Company"). Each of the following has engaged in the principal occupation indicated below for at least the past five years:

                                                                             Year First
                                                                              Elected
        Nominee             Principal Occupation and Business Experience      Director      Residence         Age
       ---------            --------------------------------------------     ----------     ---------         ---
PETER N. BUCKLEY (1)......  Chairman & Chief Executive Officer of               1997          London,         54
                            Caledonia Investments plc                                        England

JONATHAN H. CARTWRIGHT (1)  Finance Director of Caledonia Investments plc       1997          London,         43
                                                                                            England

JAMES B. CLEMENT (2)......  Chairman, President & Chief Executive               1986          Lafayette,      52
                            Officer of the Company                                           Louisiana

LOUIS F. CRANE (2)........  President of Orleans Capital Management             1987          New Orleans,    56
                             (November 1991 to Present), Director                             Louisiana
                             of Columbia Universal Corp. (1984 to
                             Present), Chairman and Chief Executive
                             Officer of Columbia Universal Corp.
                             (April 1994 to Present).

DAVID S. FOSTER (3).......  Attorney at Law; Mediation and Arbitration          1969          Cashiers,       69
                             Services; Judge Pro Temp., City Court,                           North Carolina
                             Lafayette, Louisiana (January 1992 to March
                             1993); Judge Pro Temp. 15th Judicial
                             District Court, State of Louisiana (April
                             1987 to December 1987).

DAVID M. JOHNSON..........  Private Investor. Executive Vice President of       1983          Houston,        59
                             Weatherford International, Inc. (December 1991                   Texas
                             to January 1994); Chairman of the Board of
                             Petroleum Equipment Tools Co. (March 1967
                             to November 1991).

KENNETH M. JONES..........  Oil and Gas Investments.                            1969          Flat Rock,      64
                                                                                              North Carolina

HARRY C. SAGER............  Retired.  Executive Vice President of Conoco, Inc.  1993          Houston,        67
                             (1989 - 1992).                                                   Texas

GEORGE M. SMALL...........  Vice President, Chief Financial Officer, Secretary  1986          Lafayette,      52
                             and Treasurer of the Company.                                    Louisiana

HOWARD WOLF...............  Attorney at Law.  Chairman of the Board of          1986          Houston,        62
                             Directors of the Company (September 1986                         Texas
                             to June 30, 1995).  Partner, Fulbright & Jaworski

______________________
(1) Peter N. Buckley and Jonathan H. Cartwright, directors and executive officers of Caledonia Industrial & Services Limited ("CIS"); were designated by CIS and elected to the Board of Directors of the Company in February 1997 pursuant to a Master Agreement dated December 12, 1996 among the Company, CIS and certain other persons in connection with the Company's acquisition of 49% and other substantial interests in Bristow Aviation Holdings Limited. The Master Agreement provides that so long as CIS owns
     (1) at least 1,000,000 shares of Common Stock of the Company or (2) at least 49% of the total outstanding ordinary shares of Bristow Aviation Holdings Limited, CIS will have the right to designate two persons for nomination to the Company's Board of Directors and to replace any directors so nominated.

(2) Mr. Clement is a director of Pride International, Inc. Mr. Crane is a director of Columbia Universal Corporation and Coho Energy, Inc.

(3)  Mr. Foster is retiring as a director at the Company's 1997 Annual Meeting.